Statements of comprehensive income (loss) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024
Income
Net realized gains (losses) on redemptions and sales of gold and silver bullion (note 6)	$ 200,977	$ 96,055
Net change in unrealized gains (losses) on gold and silver bullion (note 6)	4,187,707	943,687
Other income	246	319
	4,388,930	1,040,061
Expenses
Management fees (note 8)	25,847	19,182
Sales tax	1,625	1,219
Bullion storage fees	1,441	1,785
Listing and regulatory filing fees	416	172
Unitholder reporting costs	280	221
Legal fees	176	184
Audit fees	151	145
Administrative fees	141	163
Independent Review Committee fees	8	9
Trustee fees	3	4
Custodial fees	2	1
Net foreign exchange losses (gains)	(7)	2
	30,083	23,087
Net income (loss) and comprehensive income (loss)	$ 4,358,847	$ 1,016,974
Weighted average number of Units	194,561,566	204,700,256
Increase (decrease) in total equity from operations per Unit	$ 22.40	$ 4.97